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                                  EXHIBIT 10.4

                                 AMENDMENT NO. 3

                                       TO

 THE EXPANDED AND AMENDED THYMOSIN ALPHA 1 LICENSE, DISTRIBUTORSHIP AND
                                SUPPLY AGREEMENT
        SIGNED BY AND BETWEEN SCICLONE PHARMACEUTICALS INTERNATIONAL LTD
                                       AND
         SIGMA-TAU INDUSTRIE FARMACEUTICHE RIUNITE SPA ON MARCH 3, 2000
       AS AMENDED BY THE PARTIES WITH AMENDMENT NO. 1 ON DECEMBER 19, 2001
            AND FURTHER AMENDED WITH AMENDMENT NO. 2 ON MAY 20, 2004
                          (HEREINAFTER "THE AGREEMENT")

SCICLONE PHARMACEUTICALS INTERNATIONAL LTD. ("SPIL"), a Cayman Islands business entity which is a wholly-owned subsidiary of SciClone Pharmaceuticals, Inc. ("SCLN"), a Delaware corporation;

                                       and

SIGMA-TAU INDUSTRIE FARMACEUTICHE RIUNITE S.P.A. ("Sigma-Tau"), an Italian corporation having offices at viale Shakespeare 47, 00144 Rome, Italy.

SPIL AND SIGMA-TAU HEREBY AGREE TO AMEND ARTICLE 5 (DEVELOPMENT AND CLINICAL TRIALS), OF THE AGREEMENT IN ORDER TO ADD AN ADDITIONAL OBLIGATION "(5)" TO
SECTION 5.8, C, II AS FOLLOWS:

(c) SPIL'S Obligations

In furtherance of the Trial:

                              (i) SPIL shall supply free of charge to Sigma-Tau
the Licensed Product, placebo and the Roche products Pegaysy(R) and Copegus(R) in the amounts needed for the Trial;

                              (ii) SPIL shall make payments to Sigma-Tau up to a
total of US $2,500,000 (U.S. Dollars two million five hundred thousand) to assist in paying for incurred or anticipated costs and expenses associated with the Trial, as follows:

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                                    (1) an initial payment equal to [****] upon
[****];

                                    (2) a payment equal to [****] upon [****];

                                    (3) a payment of [****] per each patient,
who is enrolled and injected with active drug substance, up to a cumulative total of [****], paid [****]; and

                                    (4) a milestone payment equal to [****] upon
[****].

                                    (5) a milestone payment equal to U.S.
$1,500,000 (U.S. Dollars one million five hundred thousand) upon completion of the final study report.

Except only as set forth above, all of the provisions of the Agreement shall remain unchanged and in full force and effect.

SIGNATURES

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AMENDMENT AGREEMENT TO BE DULY EXECUTED EFFECTIVE AS OF THE DATE LAST WRITTEN BELOW.

SCICLONE Pharmaceuticals                       SIGMA-TAU Industrie
International Ltd.                             Farmaceutiche Riunite SpA


____________________________                   _________________________________
By:                                            By:
Title:                                         Title:
Date:                                          Date:

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.